                                                                   Exhibit 10.83


                                  AMENDMENT #1
                                       TO
         THE LOAN AND SECURITY AGREEMENT AND RELATED FINANCING DOCUMENTS DATED April 2, 1998 BETWEEN EMERGENT FINANCIAL CORP. (HEREIN REFERRED TO AS "SECURED PARTY") AND FIRST LIGHT ENTERTAINMENT CORPORATION (HEREIN REFERRED TO AS "DEBTOR")
                                 DATE EFFECTIVE
                                  June 16, 1998

For and in consideration of the premises, mutual agreements, warranties and representations herein made, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hererby acknowledged, the Debtor and Secured Party agree that the Loan and Security Agreement, dated as of April 2, 1998, between Debtor and Secured Party, is hereby amended and modified in the following particulars:

1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

2. Exhibit "A" of the Loan Agreement is hereby deleted in its entirety and inserted in lieu thereof is the new Exhibit "A," which is attached hereto and incorporated herein by reference.

3. Except as expressly amended hereinabove, each condition, provision, covenant and term contained in the Loan Agreement and the documents related hereto shall remain in full force and effect, and the Debtor hereby ratifies, confirms, adopts and approved the Loan Agreement and the documents related thereto as they exist and agrees that it shall continue to be bound by all of the conditions, provisions, terms and covenants contained in said Loan Agreement and documents related thereto and nothing contained therein shall be deemed to have been modified, abrogated, superseded or otherwise affected except as specifically set forth herein.

4. This Amendment represents a modification only and is not, and should not be construed as, a novation.

DEBTOR ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT TO THE LOAN AND SECURITY AGREEMENT ALONG WITH THE AMENDED AND RESTATED SCHEDULE #1, ATTACHED HERETO AS EXHIBIT "A," AND IS AWARE OF ALL OF THE TERMS THEREOF, THAT THEY MERELY CONSTITUTE AN OFFER BY DEBTOR TO SECURED PARTY UNTIL AND UNLESS ACCEPTED BY SECURED PARTY IN WRITING AT ITS PRINCIPAL PLACE OF BUSINESS.

IN WITNESS WHEREOF, the undersigned has executed this Amendment under hand and seal this 16th day of June 1998.

                                          Debtor:
Attest:                                   FIRST LIGHT ENTERTAINMENT CORPORATION
/s/ J. Eric Van Atta                      /s/ Robert Martinez
---------------------------               -------------------------------------
J. Eric Van Atta, Secretary               By: Robert Martinez
                                          Title: Chief Financial Officer

                                                  [corporate seal]

The undersigned Guarantors of all Indebtedness at any time owing by First light Entertainment Corporation to Emergent Financial Corp. hereby acknowledge and consent to the foregoing and affirm that nothing contained herein shall modify in any respect such guaranty.

                                          AMERICAN ARTISTS FILM CORPORATION,
Witness:                                  a Missouri corporation


 /s/ Robert A. Martinez                   By: /s/ Steven D. Brown
------------------------                      ---------------------------------
                                              Steven D. Brown, Chairman/CEO

Accepted and agreed to this 16th day of June, 1998

Witness:                                  Emergent Financial Corp.

------------------------                  -------------------------------------
                                             Harold Combs, Senior Vice President

                                             (CORPORATE SEAL)

                                    SCHEDULE

         This amended and Restated Schedule is a part of a Loan and Security Agreement, dated April 2, 1998, between FIRST LIGHT ENTERTAINMENT CORPORATION and EMERGENT FINANCIAL CORP., a South Carolina Corporation, ("EFC") and succeeds the original Schedule dated April 2, 1998. The amended schedule items covered under this Amended and Restated Schedule pertain to Schedule Item #26.

1.       Borrowing Capacity (SS 1.1(c))
                  Borrowing Capacity at any time shall be the net amount determined by taking the lesser of the following amounts:
                  (A)      $1,000,000.00
                           or
                  (B)      the amount equal to the sum of:
                           (i)      85.00% of the Receivable Borrowing Base;
                  and
                           (ii)     the lessor of  - 0 -   or the amount of the
                                                  --------
                                    Inventory Borrowing Base;

         and subtracting from the lessor of (A) or (B) above, the sum of (a) banker's acceptances, plus (b) letters of guaranty, plus (c) standby letters of credit.

2.       Inventory Borrowing Base Percentages (SS 1.1(r))
                  The following percentages of dollar value (calculated at the lower of actual cost or market value) are applicable to the following categories of Eligible Inventory:
                  ( N/A )  finished goods, to the extent of ___%;
                  ( N/A )  raw materials, to the extent of ___ %;
                  ( N/A )  work in process to the extent of ___%.

3.       Cash Discount (SS 1.1(g) & 10.3)
                  Maximum Cash Discount of 2.00%, net 10 days

4.       Receivable--Age (SS 1.1(o)(i))
                  90 DAYS AFTER     ( X )   INVOICE DATE
                  --
                                    (   )   due date (not to exceed ___ days
                                            after invoice date) shown on the
                                            Invoice evidencing the applicable
                                            Receivable.

5.       Receivable Disqualification Percentage (SS 1.1(o) (vi))
                  25.00 % OR MORE

6.       Permissible Foreign Account Debtors (SS 1.1(o)(vii))
                  NONE

7.       Inventory Accounting (SS 1.1(r))
                  ( X ) FIRST-IN, FIRST-OUT (FIFO)
                  (   ) Last-in, first-out (LIFO)
                  (   ) Other as specified below

8.       Payment Account (SS 1.1(t))
                  There is ( X )             a Payment Account
                  is not   (   )
                  Name and address of depository bank:        NATIONSBANK, N.A.

9.       State of Incorporation (SS 4.2(b), 5.1)
         Debtor:                    GEORGIA
         Consolidated Subsidiary    N/A

10. Location(s) of Inventory and Equipment (SS 5.4(c), 5.7, 5.8(a) & 11.1) INVENTORY LOCATIONS: - 1245 FOWLER STREET, N.W. ATLANTA, GEORGIA 30318

         EQUIPMENT LOCATIONS (INCLUDING NAMES AND ADDRESSES OF OWNERS OR REAL PROPERTY AND MORTGAGES):
                                1245 FOWLER STREET, N.W. ATLANTA, GEORGIA

11.      Permitted Encumbrances (SS 5.5(a), 5.5(c) & 11.3)
                  NONE

12.      Business Records Location (SS 5.7(a), 5.7(c) & 11.1)
                                1245 FOWLER STREET, N.W. ATLANTA, GEORGIA  30318

13.      Trademarks and Patents (SS 5.17)
         Debtor:
         Consolidated Subsidiary:

14.      Margin Stock:     (SS 5.22)
                                    NONE

15.      Labor Contracts (SS 5.24)
         Debtor:                    NONE
         Consolidated Subsidiary:

16.      Authorized Shares (SS 5.27)
                  No. of authorized common shares:            1,000,000
                  Par Value of common shares:                 $1.00 per share
                  No. of issued and outstanding shares:       100,000

17.      Required Documents (SS 6.1, 6.4, 6.7, 9.2(b)

                                                                     Check if Required                Frequency Due
                                                                     -----------------                -------------
         Borrowing Base Certificate                                  ( X )                            Daily

         Receivable Schedule (Aging)                                 ( X )                            Monthly, for the end of
                                                                                                      the month, due by the
                                                                                                      10th of the following
                                                                                                      month.

         Inventory Reports
         (a)      Value Reports                                      (   )                            Upon Request
         (b)      Periodic Summary Reports                           (   )                            Upon Request
         (c)      Dispute Report                                     (   )                            Upon Request

         Credits & Extension Reports                                 ( X )                            Same as Receivable Aging

         Copies of billing documents relating to the Receivables     ( X )                            Upon Request
         List of names and addresses of Account Debtors              ( X )                            At closing & upon request

         Reconciliation report, in form satisfactory to              ( X )                            Monthly, for the end of
         Secured Party, showing all Receivables, collections,                                         the month, due by the
         payments, Credits, & Extensions since the proceeding report                                  10th of the following
                                                                                                      month.

         Payable aging report, showing the amounts due and           ( X )                            Monthly, for the end of
         owing on all of Debtor's payable according to Debtor's                                       the month, due by the
         records as of the close of such periods as shall be                                          10th of the following
         specified by Secured Party.                                                                  Month.

         Payroll tax returns                                         ( X )                            Quarterly
         Payroll tax calculations and deposit information            ( X )                            Monthly
         Invoice and Credit registers                                ( X )                            Daily or with each
                                                                                                      Advance Request

18.      Interest Rate (SS 8.2)
         TWO AND ONE-HALF PERCENT (2.50%) PLUS THE GREATER OF (I) THE PRIME RATE OR (II) SEVEN AND ONE-HALF PERCENT (7.50%).

19.      Fees and Due Dates (SS 8.3)

         Type                               Amount                              Due Date(s)
         ----                               ------                              -----------
         Monthly Service Fee                .50% of the average daily           Due and payable on the first day of each
                                            balance of the loan outstanding,    month for the preceding month.
                                            subject to a monthly minimum
                                            fee of $500.00

         Facility Fee                       .25% ($2,500.00) of the total       At closing and each facility anniversary
                                            credit facility                     date of the Loan and Security Agreement,
                                                                                in the event of renewal.

         Overline Fee                       .50% per daily occurrence of        Due and payable on the first day of each
                                            the excess of indebtedness over     month for the preceding month.
                                            the borrowing capacity defined
                                            in Schedule Item 1(A).

         Overcollateral Fee                 .50% per daily occurrence of        Due and payable on the first day of each
                                            the excess of indebtedness over     month for the preceding month.
                                            the borrowing capacity defined
                                            in Schedule Item 1(A).

         Audit Fee                          $400.00 per day, plus out of        Due upon occurrence.
                                            pocket expenses, limited to
                                            $750.00 per quarter as long as
                                            the credit line is not in default.

20.      Uncollected Funds Adjustment (SS 8.6)
                  (   )             ________________ calendar days; or
                  ( X )             THREE (3) BUSINESS DAYS; OR
                  (   )             for each Item, the number of days estimated
                                    by Secured party as necessary for collection of funds from the particular institution on which such Item is drawn.

21.      Additional Covenants (SS 10 & 11)
         None

22.      Annual Financial Statements -- Timing (SS 10.1(a))


23.      Annual Financial Statements -- Form (SS 10.1(a))
                  The following prepared by independent certified public accountants satisfactory to Secured Party
                  (   )             a compilation
                  (   )             a review or
                  ( X )             AUDITED (AS A COMPONENT OF THE AUDITED
                                    FINANCIAL STATEMENTS OF THE PARENT COMPANY).

24.      Interim Financial Statements (SS 10.1(b)
         INTERNALLY GENERATED INTERIM FINANCIAL STATEMENTS WITHIN 30 DAYS OF EACH MONTH END.

25.      Terms of Sale (SS 10.3)
         Due dates of no more than 30 calendar days from date of Invoice, except in regard to transactions specified below under "Datings."
         Datings:          NONE

26.      Net Working Capital; Consolidated Tangible Net Worth (SS 10.13)
                  Minimum net working capital                  NOT APPLICABLE
                  Minimum consolidated tangible net worth:     NOT APPLICABLE

         The New Working Capital and Tangible Net Worth covenants have been amended to be not applicable.

27.      Permitted Borrowing (SS 11.2)
         Debtor: NONE, OTHER THAN THAT OF EMERGENT FINANCIAL CORP FACILITATED THROUGH THIS TRANSACTION AND THOSE IN EXISTENCE AT THE TIME OF CLOSING OF THIS TRANSACTION, AS DISCLOSED IN VARIOUS SCHEDULES AND EXHIBITS RELATED TO THE LOAN DOCUMENTS OF THIS FACILITY.
         Consolidated Subsidiary:   N/A

28.      Permitted Investments and Advances (SS 11.9(d))
         Debtor:                    NONE, OTHER THAN INTERCOMPANY TRANSFERS
                                    THAT ARE WITHIN THE NORMAL COURSE OF
                                    BUSINESS.
         Consolidated Subsidiary:   N/A

29.      Permitted Guaranties (SS 5.18, 11.10)
         Debtor:                    NONE
         Consolidated Subsidiary:   N/A

30.      Maximum Annual Lease Rentals (SS 11.11)
         Debtor: THOSE IN EXISTENCE AT THE TIME OF THIS TRANSACTION PLUS ANY NEW LEASE RENTALS IN CONJUNCTION WITH THE ANNUAL CAPITAL EXPENDITURE ALLOWANCE OF $100,000.00 DESCRIBED IN SCHEDULE ITEM #31.
         Consolidated Subsidiary:   N/A

31.      Permitted Capital Expenditures (SS 11.12)
         Debtor:                    $100,000 ANNUALLY.
         Consolidated Subsidiary:   N/A

32.      Maximum Aggregate Compensation (SS 11.13(a))
         Debtor:                    $ N/A
         Consolidated Subsidiary:   $

33.      Maximum Annual Compensation for Certain Individuals (SS 11.13(b))
                                                          Name         Amount
         Debtor:                                          N/A
         Consolidated Subsidiary:                         N/A

34.      State (SS 1.1(ff))
                  GEORGIA

35.      Initial Term and Renewal Term (SS 14.13)
                  Initial Term:     ONE (1) YEAR TERM
                  Renewal Term:     ANNUALLY

36. Percentage of Stock Ownership of Consolidated Subsidiaries (SS 5.25, SS 10.24))

         Consolidated Subsidiary            Debtor's Percentage of ownership
                  N/A

37.      Prepayment Premium (SS 14.13)
         ONE PERCENT (1.00%) OF THE BORROWING CAPACITY DEFINED IN SCHEDULE ITEM 1(A).

38.      Other Provisions (SS 14.9)
         None

39.      Bank or Financial Institution (SS 1.1(w))
                    NationsBank, N.A.

The undersigned have executed this Schedule on the 16TH DAY OF JUNE, 1998.

Secured Party:   EMERGENT FINANCIAL CORP.,           Debtor:  FIRST LIGHT ENTERTAINMENT CORPORATION,
                  A SOUTH CAROLINA CORPORATION                A GEORGIA CORPORATION

By: /s/ Harold Combs                                  By: /s/ Robert A. Martinez
    ------------------------------------                  ----------------------
     HAROLD COMBS, SENIOR VICE PRESIDENT             Attest: /s/ J. Eric Van Atta
                                                             --------------------
         (Corporate Seal)                            (Corporate Seal)